Capital Structure	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Capital Structure

Note 14 – Capital Structure

During 2013 in conjunction with the FHE private placement offering, the Company issued 87,000 shares of common stock valued at $435,000 ($5.00 per share). See Note 11 – Preferred Noncontrolling Interests for additional information.

During 2013, the Company issued 24,700 shares of common stock as payments for liabilities owed to certain professional service providers. The shares were valued at $108,537 which represented the fair value of the services provided.

On May 12, 2014, the Company received the consent of a majority of the Company’s shareholders for a reverse stock split in one of eight rations, namely 1 for 3, 4, 5, 6, 7, 8, 9 or 10. On December 29, 2014, the Company’s Board of Directors resolved to effect the reverse split of the Company’s s common stock in a ratio of 1-for-10 effective after the close of business on January 8, 2015. The effect of the reverse split reduced the Company’s outstanding common stock shares from 172,638,414 to 17,263,841 shares as of the date of the reverse split. The accompanying consolidated financial statements give effect to the reverse split as of the first date presented. In determining a reverse stock split ratio, the Board of Directors considered a ratio that would allow the Company to have a number of outstanding shares to have a sufficient trading volume while considering a stock price that would be consistent with an uplist of the Company’s common stock from the OTC Markets QB Tier to a listing on the NYSE MKT exchange. The Company’s Board of Directors determined that a ratio of 1-for-10 was the best balance of these factors.